UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 25, 2023, GSR II Meteora Acquisition Corp. (the “Company”) will convene a special meeting of stockholders (the “Special Meeting”) to vote on proposals to (i) to amend the amended and restated certificate of incorporation (the “A&R Charter”) to extend the date by which the Company must consummate its initial business combination from June 1, 2023 to July 1, 2023, and to allow the Company, without another stockholder vote, to further extend the date to consummate an initial business combination on a monthly basis up to eight times by an additional one month each time after July 1, 2023, or later extended deadline date, by resolution of the Company’s board of directors, if requested by GSR II Meteora Sponsor LLC, a Delaware limited liability company (the “Sponsor”), upon five days’ advance notice prior to the applicable deadline date, until March 1, 2024 (such date as extended, the “Extended Date”), unless the closing of the initial business combination shall have occurred prior thereto (the “Extension”, and such proposal the “Extension Proposal”) and (ii) amend the Investment Management Trust Agreement, dated February 24, 2022, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental” and such agreement, the “Trust Agreement”), to change the initial date on which Continental must commence liquidation of the Company’s trust account (the “Trust Account”) to the Extended Date or such later date as may be approved by the Company’s stockholders in accordance with the A&R Charter if a letter of termination under the Trust Agreement is not received by Continental prior to such date (the “Trust Amendment” and such proposal the “Trust Amendment Proposal” and together with the Extension Proposal, the “Proposals”).

The Proposals are described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on May 3, 2023.

In connection with the Extension Proposal, stockholders of the Company (the “Stockholders”) received a right to redeem their shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), for a pro rata portion of the funds in the Trust Account. The deadline to submit such redemptions was 5:00 p.m. Eastern time on May 23, 2023.

As of May 23, 2023, the Company entered into 14 voting and non-redemption agreements (each a “Voting and Non-Redemption Agreement” and collectively, the “Voting and Non-Redemption Agreements”) with third parties (each a “Non-Redeeming Stockholder” and collectively, the “Non-Redeeming Stockholders”) in connection with the Extension Proposal on the form previously disclosed on the Current Reports on Form 8-K filed with the SEC on May 19, 2023 and May 22, 2023. Pursuant to the Voting and Non-Redemption Agreements, the Non-Redeeming Stockholders have agreed not to request redemption of up to an aggregate of 7,233,000 shares of Class A Common Stock (the “Non-Redemption Shares”) in connection with the Extension Proposal.

The purchase price of the Non-Redemption Shares did not exceed the redemption price, which is estimated to be $10.39 per share of Class A Common Stock. The purpose of such share purchases was to increase the likelihood of: (i) satisfaction of a minimum cash condition pursuant to the Transaction Agreement, dated August 24, 2022, by and among the Company, the Sponsor, BT Assets, Inc., a Delaware corporation, and Lux Vending, LLC, a Georgia limited liability company and a wholly owned subsidiary of BT Assets; (ii) otherwise limiting the number of shares of Class A Common Stock to be redeemed; (iii) the Company’s net tangible assets (as determined in accordance with Rule 3a51-(g)(1) of the Exchange Act) being at least $5,000,001; and (iv) to assist the Company in meeting The Nasdaq Stock Market LLC’s (“Nasdaq”) minimum listing standards as set forth in the Nasdaq listing standards (generally, the Company must maintain a minimum amount in stockholders’ equity (generally $10.0 million) and a minimum number of holders of its securities (generally 400 public holders)).

.The Voting and Non-Redemption Agreements are expected to increase the likelihood that the Extension Proposal is approved by Company’s stockholders, and increase the amount of funds that remain in the Trust Account following the Special Meeting, relative to the amount of funds that would be expected to be remaining in the Trust Account following the Special Meeting had the Voting and Non-Redemption Agreements not been entered into and the shares subject to such agreements had been redeemed.

In connection with the Extension Proposal, the Company received redemption requests for 24,503,681 shares of Class A Common Stock. As of May 23, 2023, 7,121,319 shares of Class A Common Stock remained following the submission and non-reversal of the aforementioned redemption requests. Holders of the Company’s Class A Common Stock who previously submitted a redemption request may reverse such redemption request at any time prior to the Special Meeting and, accordingly, the number of shares of Class A Common Stock outstanding may change.

As a result, the Company estimates that as of May 25, 2023, the date of the Special Meeting, approximately $254,622,650 (approximately $10.39 per share) will be removed from the Trust Account to pay such redeeming holders.

Additional Information

Important Information About the Extension and the Trust Amendment and Where to Find It

The Company filed a definitive proxy statement (the “Proxy Statement”) for the Special Meeting with the Securities and Exchange Commission (the “SEC”) on May 3, 2023 to consider and vote upon the Extension, the Trust Amendment and other matters, and, beginning on or about May 3, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the April 26, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any amendments thereto, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the Extension and the Trust Amendment, because these documents will contain important information about the Company, the Extension and the Trust Amendment. Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the Extension and the Trust Amendment and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension and the Trust Amendment. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension and the Trust Amendment is set forth in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and the Proxy Statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, and other documents of the Company filed, or to be filed, from time to time with the SEC. Additional information regarding the participants in the Proxy Solicitation and a description of their direct and indirect interests are included in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the issuance of shares of the Company’s Class A common stock to the Non-Redeeming Stockholders, additional voting and non-redemption agreements, the amount of funds that will be in the Trust Account on the date of the Special Meeting and the funds that will remain in the Trust Account following the Special Meeting, the Extended Date, approval of the Extension and the Trust Amendment and the timing thereof and the purpose of the Purchased Non-Redemption Shares. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the Company to successfully or timely implement the Extension and the Trust Amendment; the amount of redemption requests made by the Company’s public stockholders; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the Proxy Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipate that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the Extension and the Trust Amendment or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Extension and the Trust Amendment or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer